Exhibit e(xiii) under Form N-1A
                                                Exhibit 1 under Item 601/Reg.S-K
Trust name changed to The Wachovia Funds - 7/31/97


                             DISTRIBUTION AGREEMENT

     This Distribution Agreement is made as of this 9th day of March, 1992, between The Biltmore Funds, a Massachusetts business trust, (herein called the "Trust") and FEDERATED SECURITIES CORP., Pennsylvania corporation (herein called "FSC").

     In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

     1. The Trust hereby appoints FSC as its agent to sell and distribute shares of the Trust which may be offered in one or more series (the "Portfolios") or classes (the "Classes") of shares (the "Shares") as described and set forth on one or more exhibits to this Agreement, at the current public offering price thereof as described and set forth in the current prospectus and statement of additional information ("Prospectus") of the applicable Portfolio. FSC hereby accepts such appointment and agrees to provide such other services for the Trust, if any, and accept such compensation from the Trust, if any, as set forth in the applicable exhibit to this Agreement. FSC shall have the right to sell such Shares as are authorized for issue and registered under the Securities Act of 1933, as amended ("1933 Act") and applicable state securities laws. The rights granted to FSC shall be nonexclusive in that the Trust reserves the right to sell its shares to investors on applications received and accepted by the Trust. Further, the Trust reserves the right to issue shares in connection with
(a) the merger or consolidation, or acquisition by the Trust through purchase or otherwise, with any other investment company, trust or personal holding company and (b) a pro rata distribution directly to the holders of shares in the nature of a stock dividend or split-up.

     2. The sale of any Shares may be suspended without prior notice whenever in the judgment of the Trust it is in its best interest to do so. In the event the sale of any Shares is suspended, no further orders for Shares shall be processed by FSC except such unconditional orders placed with FSC before it had knowledge of the suspension. In addition, the Trust and FSC reserve the right to reject any purchase order.

     3. In consideration of these rights granted to FSC, FSC agrees to use all reasonable efforts, consistent with its other business, to secure purchasers for Shares. This shall not prevent FSC from entering into like arrangements with other issuers. FSC agrees to use all reasonable efforts to ensure that taxpayer identification numbers provided for record shareholders of the Trust are correct.

     4. Neither FSC nor any other person is authorized by the Trust to give any information or to make any representation relative to any Shares other than those contained in the Registration Statement, Prospectuses filed with the Securities and Exchange Commission, as the same may be amended from time to time, or in any supplemental information to said Prospectuses approved by the Trust. FSC agrees that any other information or representations other than those specified above which it or any broker or other person who purchases Shares through FSC may make in connection with the offer or sale of Shares, shall be made entirely without liability on the part of the Trust. No person, other than FSC, is authorized to act as agent for the Trust for any purpose. FSC agrees that in offering or selling Shares as agent of the Trust, it will, in all respects, duly conform to all applicable state and federal laws and the rules and regulations of the National Association of Securities Dealers, Inc., including its Rules of Fair Practice and any applicable filing and approval requirements for sales literature. FSC will submit to the Trust, with a copy to its counsel, copies of all sales literature before using the same and will not use such sales literature if disapproved by the Trust or the appropriate regulatory authorities, if applicable.

     5. (a) The Trust shall pay all fees and expenses in connection with the preparation, setting in type and filing of any Registration Statement, Prospectus under the 1933 Act and any amendments thereto for the issue of its shares, in connection with the registration and qualification of Shares for sale in the various states in which the Board of Trustees of the Trust shall determine it advisable to qualify such Shares for sales, registering the Trust or Portfolio as a broker or dealer or any officer of the Trust as agent or salesperson in any state, of preparing, setting in type, printing and mailing any report or other communication to shareholders of the Trust in their capacity as such, and of preparing, setting in type, printing and mailing Prospectuses and any supplements thereto sent to existing shareholders.

        (b) FSC may in its sole discretion pay such expenses as it deems reasonable for distribution including printing and distributing Prospectuses and reports prepared for its use in connection with the offering of the Shares for sale to the public, any other literature used in connection with such offering, and advertising and marketing materials in connection with such offering.

     6. This Agreement shall continue in effect for one year from the date of its execution (or in the case of a Portfolio or Class that is added to the Trust following the date of such execution, the date that the applicable exhibit with respect to such Portfolio or Class is added hereto) and thereafter for successive periods of one year only if such continuance is approved at least annually by (i) either the vote of a majority of the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the applicable Portfolio or Class, and (ii) the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any party and who have no direct or indirect financial interest in the operation of any Plan of Distribution relating to the Trust or in any agreements related to such Plan ("Disinterested Trustees"), cast in person at a meeting called for the purpose of voting on the approval.

     7. This Agreement may be terminated with regard to a particular Portfolio or Class at any time, without the payment of any penalty, by the Trust by the vote of a majority of the Disinterested Trustees or by a majority of the outstanding voting securities of the particular Portfolio or Class on not more than sixty (60) days' written notice to FSC. This Agreement may be terminated with regard to a particular Portfolio or Class by FSC on sixty (60) days' written notice to the Trust.

     8. This Agreement may not be assigned by FSC and shall automatically terminate in the event of an assignment by FSC as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), provided, however, that FSC may employ such other person, persons, corporation or corporations as it shall determine in order to assist it in carrying out its duties under this Agreement; provided, however, that FSC shall be fully responsible to the Trust for the acts and omissions of any such person or corporation as it is for its own acts and omissions.

     9. This Agreement may be amended at any time by mutual agreement in writing of all the parties hereto, provided that such amendment is approved by (i) the Trustees of the Trust or by a majority of the outstanding voting securities of the particular Class and (ii) by a vote of a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the amendment.

     10. This Agreement shall be construed in accordance with and governed by the laws of the State of Pennsylvania; provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or regulation promulgated by the Securities and Exchange Commission thereunder.

     11. (a) Subject to the conditions set forth below, the Trust agrees to indemnify and hold harmless FSC and each person, if any, who controls FSC within the meaning of Section 15 of the 1933 Act and Section 20 of the Securities Exchange Act of 1934, as amended ("1934 Act"), against any and all loss, liability, claim, damage or expense whatsoever (including the reasonable cost of investigating or defending any alleged loss, liability, damages, claim or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any Shares, based upon the 1933 Act or any other statute or common law, alleging any wrongful act of the Trust or any of its employees or representatives, or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, Prospectuses, shareholder reports or other information filed or made public by the Trust (as from time to time amended and supplemented) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Trust by or on behalf of FSC or any person who controls FSC within the meaning of Section 15 of the 1933 Act and Section 20 of the 1934 Act expressly for use in the Registration Statement, Prospectuses, shareholder reports or other information filed or made public by the Trust or any amendment or supplement thereof.

         If any action is brought against FSC or any controlling person thereof with respect to which indemnity may be sought against the Trust pursuant to the foregoing paragraph, FSC shall promptly notify the Trust in writing of the institution of such action and, provided such notice has been given, the Trust shall assume the defense of such action, including the employment of counsel selected by the Trust and payment of expenses. FSC or any such controlling person thereof shall have the right to employ separate counsel in any such case, but the fees and expenses of such counsel shall be at the expense of FSC or such controlling person unless the employment of such counsel shall have been authorized in writing by the Trust in connection with the defense of such action or the Trust shall not have employed counsel to have charge of the defense of such action, in any of which events such fees and expenses shall be borne by the Trust. Anything in this paragraph to the contrary notwithstanding, the Trust shall not be liable for any settlement of any such claim or action effected without its written consent. The Trust agrees promptly to notify FSC of the commencement of any litigation or proceedings against the Trust or any of its officers or Trustees or controlling persons in connection with the issuance or sale of Shares or in connection with the Registration Statement, Prospectuses, shareholder reports or other information filed or made public by the Trust.

        (b) FSC agrees to indemnify and hold harmless the Trust, each of its Trustees, each of its officers and each other person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act, against any loss, liability, damages, claim or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damages, claim or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any Shares, based upon the 1933 Act or any other statute or common law, alleging any wrongful act of FSC or any of its employees or representatives, or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, Prospectuses, shareholder reports or other information filed or made public by the Trust (as from time to time amended and supplemented) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such statements or omissions were made in reliance upon, and in conformity with, information furnished in writing to the Trust by or on behalf of FSC or any person who controls FSC within the meaning of Section 15 of the 1933 Act and
Section 20 of the 1934 Act expressly for use in the Registration Statement, any Prospectus, any shareholder report or other information filed or made public by the Trust, or any amendment or supplement thereof, or arising out of any information or representations other than those specified in Section 3 of this Agreement by it or any broker or other person who purchases Shares through FSC. In case any action shall be brought against the Trust or any other person so indemnified based on the foregoing as described in this subsection (b), and with respect to which indemnity may be sought against FSC, FSC shall have the rights and duties given to the Trust, and the Trust and each other person so indemnified shall have the rights and duties given to FSC by the provisions of subsection (a) above.

        (c) Nothing herein contained shall be deemed to protect any person against liability to the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence by FSC in the performance of its duties or by reason of the reckless disregard by FSC of its obligations and duties under this Agreement.

     12. FSC is expressly put on notice of the limitation of liability as set forth in the Declaration of Trust and agrees that the obligations assumed by the Trust pursuant to this Agreement shall be limited in any case to the Trust and its assets and that FSC shall not seek satisfaction of any such obligations from the shareholders of the Trust, the Trustees, officers, employees or agents of the Trust, or any of them.

     13. FSC agrees to adopt compliance standards as to when each Class of Shares may be sold to particular investors.

     14. As used in this Agreement the terms "vote of a majority of the outstanding voting securities" and "interested person" shall have the respective meanings specified in the 1940 Act and the rules enacted thereunder as now in effect or as hereafter amended.

All references to Biltmore changed to Wachovia - 7/31/97 Biltmore U.S. Government Money Market Fund - withdrawn from registration


                                    EXHIBIT A

                               The Biltmore Funds






                Biltmore Money Market Fund (Institutional Shares)
           Biltmore Tax-Free Money Market Fund (Institutional Shares)
        Biltmore U.S. Government Money Market Fund (Institutional Shares)
         Biltmore U.S. Treasury Money Market Fund (Institutional Shares)


     In consideration of the mutual covenants set forth in the Distribution Agreement dated March 9, 1992 between The Biltmore Funds and Federated Securities Corp., The Biltmore Funds executes and delivers this Exhibit on behalf of the Portfolios with respect to the separate Classes thereof first set forth in this Exhibit.

     Witness the due execution hereof this 9th day of March, 1992.



                               The Biltmore Funds

Attest: /s/Peter J. Germain                          By: /s/John W. McGonigle
Its: Secretary                                       Its:      President

                                                     FEDERATED SECURITIES CORP.


Attest: /s/S. Elliott Cohan                          By: /s/Richard B. Fisher
Its:     Secretary                                   Its:       President

All references to Biltmore changed to Wachovia - 7/31/97 Biltmore U.S. Government Money Market Fund - withdrawn from registration

                                    EXHIBIT B

                               The Biltmore Funds



                 Biltmore Money Market Fund (Investment Shares)
         Biltmore U.S. Government Money Market Fund (Investment Shares)
             Biltmore Tax-Free Money Market Fund (Investment Shares)

     The following provisions are hereby incorporated and made part of the Distribution Agreement dated the 9th day of March, 1992, between The Biltmore Funds and Federated Securities Corp. with respect to the Classes of the Portfolios set forth above:

     1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the Classes. Pursuant to this appointment FSC is authorized to select a group of brokers ("Brokers") to sell shares of the above-listed Classes ("Shares"), at the current offering price thereof as described and set forth in the Prospectuses of the Trust, and to render administrative support services to the Trust and its shareholders. In addition, FSC is authorized to select a group of Administrators ("Administrators") to render administrative support services to the Trust and its shareholders of the above-listed Classes.

     2. Administrative support services may include, but are not limited to, the following functions: (1) account openings: the Broker or Administrator communicates account openings via computer terminals located on the Broker or Administrator's premises, through a toll-free telephone number or otherwise; (2) account closings: the Broker or Administrator similarly communicates account closings; (3) purchase transactions: the Broker or Administrator similarly communicates purchase transactions; (4) redemption transactions: the Broker or Administrator similarly communicates redemption transactions; (5) transmittal of funds: the Broker or Administrator wires funds and receives funds for Trust share purchases and redemptions; (6) reconciliation activities: the Broker or Administrator confirms and reconciles all transactions and reviews the activity in the Trust's accounts; (7) training: the Broker or Administrator provides training and supervision of its personnel; (8) interest posting: the Broker or Administrator posts and reinvests dividends and other distributions to shareholders; (9) prospectus and shareholder reports: the Broker or Administrator maintains and distributes current copies of prospectuses, statements of additional information and shareholder reports; (10) advertisements: the Broker or Administrator advertises the availability of its services and products; (11) design services: the Broker or Administrator provides assistance in the design of materials to send to customers and in the the development of methods of making such materials accessible to customers;
(12) consultation services: the Broker or Administrator provides information about the product needs of customers; and (13) information services: the Broker or Administrator responds to customers' and potential customers' questions about the Trust.

     3. During the term of this Agreement, the Trust may in its discretion, but is not obligated to, pay FSC for services pursuant to this Agreement, a monthly fee computed at an annual rate not to exceed 0.40% of the average aggregate net asset value of the Portfolios of the Trust listed above, held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

     4. FSC will enter into separate written agreements with various firms to provide certain of the services in Paragraph One herein. FSC, in its sole discretion, may pay Brokers and Administrators a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

     5. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts paid to the various firms and the purpose for such payments.

     In consideration of the mutual covenants set forth in the Distribution Agreement dated March 9, 1992 between The Biltmore Funds and Federated Securities Corp., The Biltmore Funds executes and delivers this Exhibit on behalf of the Portfolios with respect to the separate Classes thereof first set forth in this Exhibit.

     Witness the due execution hereof this 9th day of March, 1992.



                               The Biltmore Funds

Attest: /s/Peter J. Germain          By: /s/John W. McGonigle
Its: Secretary                       Its:      President

                                     FEDERATED SECURITIES CORP.


Attest: /s/S. Elliott Cohan          By: /s/Richard B. Fisher
Its:     Secretary                   Its:       President

Portfolio name changed to Wachovia Prime Cash Management Fund - 7/31/97

                                    EXHIBIT C

                               The Biltmore Funds

                             DISTRIBUTION AGREEMENT



                       Biltmore Prime Cash Management Fund


     In consideration of the mutual covenants set forth in the Distribution Agreement dated March 9, 1992 between The Biltmore Funds and Federated Securities Corp., The Biltmore Funds executes and delivers this Exhibit on behalf of the Portfolios thereof first set forth in this Exhibit.

     Witness the due execution hereof this 12th day of June, 1992.



                               The Biltmore Funds

Attest: /s/Peter J. Germain        By: /s/John W. McGonigle
Its: Secretary                     Its:      President

                                   FEDERATED SECURITIES CORP.


Attest: /s/S. Elliott Cohan        By: /s/Richard B. Fisher
Its:     Secretary                 Its:       President

Portfolio name changed to Wachovia U.S. Treasury Money Market Fund - 7/31/97

                                    EXHIBIT D

                               The Biltmore Funds



          Biltmore U.S. Treasury Money Market Fund (Investment Shares)

     The following provisions are hereby incorporated and made part of the Distribution Agreement dated the 9th day of March, 1992, between The Biltmore Funds and Federated Securities Corp. with respect to the Classes of the Portfolios set forth above:

     1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the Classes. Pursuant to this appointment FSC is authorized to select a group of brokers ("Brokers") to sell shares of the above-listed Classes ("Shares"), at the current offering price thereof as described and set forth in the Prospectuses of the Trust, and to render administrative support services to the Trust and its shareholders. In addition, FSC is authorized to select a group of Administrators ("Administrators") to render administrative support services to the Trust and its shareholders of the above-listed Classes.

     2. Administrative support services may include, but are not limited to, the following functions: (1) account openings: the Broker or Administrator communicates account openings via computer terminals located on the Broker or Administrator's premises, through a toll-free telephone number or otherwise; (2) account closings: the Broker or Administrator similarly communicates account closings; (3) purchase transactions: the Broker or Administrator similarly communicates purchase transactions; (4) redemption transactions: the Broker or Administrator similarly communicates redemption transactions; (5) transmittal of funds: the Broker or Administrator wires funds and receives funds for Trust share purchases and redemptions; (6) reconciliation activities: the Broker or Administrator confirms and reconciles all transactions and reviews the activity in the Trust's accounts; (7) training: the Broker or Administrator provides training and supervision of its personnel; (8) interest posting: the Broker or Administrator posts and reinvests dividends and other distributions to shareholders; (9) prospectus and shareholder reports: the Broker or Administrator maintains and distributes current copies of prospectuses, statements of additional information and shareholder reports; (10) advertisements: the Broker or Administrator advertises the availability of its services and products; (11) design services: the Broker or Administrator provides assistance in the design of materials to send to customers and in the the development of methods of making such materials accessible to customers;
(12) consultation services: the Broker or Administrator provides information about the product needs of customers; and (13) information services: the Broker or Administrator responds to customers' and potential customers' questions about the Trust.

     3. During the term of this Agreement, the Trust may in its discretion, but is not obligated to, pay FSC for services pursuant to this Agreement, a monthly fee computed at an annual rate not to exceed 0.40% of the average aggregate net asset value of the Portfolios of the Trust listed above, held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

     4. FSC will enter into separate written agreements with various firms to provide certain of the services in Paragraph One herein. FSC, in its sole discretion, may pay Brokers and Administrators a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

     5. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts paid to the various firms and the purpose for such payments.

     In consideration of the mutual covenants set forth in the Distribution Agreement dated March 9, 1992 between The Biltmore Funds and Federated Securities Corp., The Biltmore Funds executes and delivers this Exhibit on behalf of the Portfolios with respect to the separate Classes thereof first set forth in this Exhibit.

     Witness the due execution hereof this 31st day of January, 1993.



                               The Biltmore Funds

Attest: /s/Peter J. Germain          By: /s/John W. McGonigle
Its: Secretary                       Its:      President

                                     FEDERATED SECURITIES CORP.


Attest: /s/S. Elliott Cohan          By: /s/John A. Staley, IV
Its:     Secretary                   Its:       Executive Vice President

All references to Biltmore were changed to Wachovia - 7/31/97. Exhibit E superseded by Exhibit I dated 6/6/96.


                                    EXHIBIT E

                               The Biltmore Funds


                             Biltmore Balanced Fund
                              Biltmore Equity Fund
                           Biltmore Equity Index Fund
                           Biltmore Fixed Income Fund
                      Biltmore Short-Term Fixed Income Fund


     In consideration of the mutual covenants set forth in the Distribution Agreement (the "Agreement") dated March 9, 1992 between The Biltmore Funds and Federated Securities Corp., ("FSC"), The Biltmore Funds executes and delivers this Exhibit on behalf of the Portfolios first set forth in this Exhibit.

     FSC shall retain the initial sales charge, if any, on purchases of shares of the above Portfolios as set forth in The Biltmore Funds' Registration Statement. FSC is authorized to collect the gross proceeds derived from the sale of such shares, remit the net asset value thereof to the applicable Portfolio upon receipt of the proceeds and retain the initial sales charge, if any.

     FSC may reallow any or all of the initial sales charges which it is paid under the Agreement to such brokers and other financial institutions as FSC may from time to time determine.

     Witness the due execution hereof this 3rd day of April, 1993.




                               The Biltmore Funds

Attest: /s/Peter J. Germain           By: /s/John W. McGonigle
Its: Secretary                        Its:      President

                                      FEDERATED SECURITIES CORP.


Attest: /s/S. Elliott Cohan           By: /s/Edward C. Gonzales
Its:     Secretary                    Its:       Executive Vice President

All references to Biltmore were changed to Wachovia - 7/31/97. Exhibit F superseded by Exhibit I dated 6/6/96.




                                    EXHIBIT F

                               The Biltmore Funds


                          Biltmore Special Values Fund


     In consideration of the mutual covenants set forth in the Distribution Agreement dated March 9, 1992 between The Biltmore Funds and Federated Securities Corp., The Biltmore Funds executes and delivers this Exhibit on behalf of the Portfolio first set forth in this Exhibit.

     Witness the due execution hereof this 3rd day of April, 1993.




                               The Biltmore Funds

Attest: /s/Peter J. Germain           By: /s/John W. McGonigle
Its: Secretary                        Its:      President

                                      FEDERATED SECURITIES CORP.


Attest: /s/S. Elliott Cohan           By: /s/Edward C. Gonzales
Its:     Secretary                    Its:       Executive Vice President

All references to Biltmore were changed to Wachovia - 7/31/97. Exhibit G superseded by Exhibit I dated 6/6/96.



                                    EXHIBIT G
                                     to the
                             Distribution Agreement

                        Biltmore Quantitative Equity Fund


         In consideration of the mutual covenants set forth in the Distribution Agreement (the "Agreement") dated March 9, 1992 between The Biltmore Funds and Federated Securities Corp. ("FSC"), The Biltmore Funds executes and delivers this Exhibit on behalf of the Portfolios first set forth in this Exhibit.

         FSC shall retain the initial sales charge, if any, on purchases of shares of the above Portfolios as set forth in The Biltmore Funds' Registration Statement. FSC is authorized to collect the gross proceeds derived from the sale of such shares, remit the net asset value thereof to the applicable Portfolio upon receipt of the proceeds and retain the initial sales charge, if any.

         FSC may reallow any or all of the initial sales charges which it is paid under the Agreement to such brokers and other financial institutions as FSC may from time to time determine.

         Witness the due execution hereof this 1st day of January, 1994.



Attest:                                  The Biltmore Funds



/s/ Joseph M. Huber                      By: /s/ John W. McGonigle
       Secretary                                  President




Attest:                                  Federated Securities Corp.



/s/ S. Elliott Cohan                     By: /s/ Edward C. Gonzales
                     Secretary                   Executive Vice President

All references to Biltmore were changed to Wachovia - 7/31/97. Exhibit H superseded by Exhibit I dated 6/6/96.



                                    EXHIBIT H
                                     to the
                             Distribution Agreement

                         Biltmore Emerging Markets Fund


         In consideration of the mutual covenants set forth in the Distribution Agreement (the "Agreement") dated March 9, 1992 between The Biltmore Funds and Federated Securities Corp. ("FSC"), The Biltmore Funds executes and delivers this Exhibit on behalf of the Portfolios first set forth in this Exhibit.

         FSC shall retain the initial sales charge, if any, on purchases of shares of the above Portfolios as set forth in The Biltmore Funds' Registration Statement. FSC is authorized to collect the gross proceeds derived from the sale of such shares, remit the net asset value thereof to the applicable Portfolio upon receipt of the proceeds and retain the initial sales charge, if any.

         FSC may reallow any or all of the initial sales charges which it is paid under the Agreement to such brokers and other financial institutions as FSC may from time to time determine.

         Witness the due execution hereof this 8th day of December, 1994.



Attest:                           The Biltmore Funds



/s/ Joseph M. Huber               By: /s/ John W. McGonigle
     Secretary                           President




Attest:                           Federated Securities Corp.



/s/ S. Elliott Cohan              By: /s/ Edward C. Gonzales
        Secretary                     Executive Vice President

All references to Biltmore were changed to Wachovia - 7/31/97.


                                    EXHIBIT I
                                     to the
                             Distribution Agreement

                               THE BILTMORE FUNDS

                                 Class A Shares*
                                 Class Y Shares
                             Biltmore Balanced Fund
                         Biltmore Emerging Markets Fund
                              Biltmore Equity Fund
                           Biltmore Equity Index Fund
                           Biltmore Fixed Income Fund
                        Biltmore Quantitative Equity Fund
                      Biltmore Short-Term Fixed Income Fund
                          Biltmore Special Values Fund



         In consideration of the mutual covenants set forth in the Distribution Agreement (the "Agreement") dated March 9, 1992 between The Biltmore Funds and Federated Securities Corp. ("FSC"), The Biltmore Funds executes and delivers this Exhibit on behalf of the Portfolios first set forth in this Exhibit.

         FSC shall retain the initial sales charge, if any, on purchases of shares of the above Portfolios as set forth in The Biltmore Funds' Registration Statement. FSC is authorized to collect the gross proceeds derived from the sale of such shares, remit the net asset value thereof to the applicable Portfolio upon receipt of the proceeds and retain the initial sales charge, if any.

         FSC may reallow any or all of the initial sales charges which it is paid under the Agreement to such brokers and other financial institutions as FSC may from time to time determine.

         Witness the due execution hereof this 6th day of June, 1996.



Attest:                               The Biltmore Funds


/s/ Peter J. Germain                  By:/s/ Charles L. Davis Jr.
      Secretary                               Vice President


Attest:                               Federated Securities Corp.



/s/ Byron F. Bowman                   By:/s/ E C Gonzales
     Secretary                               Executive Vice President


* This Exhibit supersedes Exhibits E, F, G and H with respect to the Class A Shares.

All references to Biltmore were changed to Wachovia - 7/31/97.

                                    EXHIBIT J

                               THE BILTMORE FUNDS

                                 Class B Shares
                             Biltmore Balanced Fund
                         Biltmore Emerging Markets Fund
                              Biltmore Equity Fund
                           Biltmore Equity Index Fund
                           Biltmore Fixed Income Fund
                        Biltmore Quantitative Equity Fund
                      Biltmore Short-Term Fixed Income Fund
                          Biltmore Special Values Fund


         The following provisions are hereby incorporated and made part of the Distribution Agreement dated the 9th day of March, 1992, between The Biltmore Funds and Federated Securities Corp. with respect to the Classes of the Portfolios set forth above:

         1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the Classes. Pursuant to this appointment FSC is authorized to select a group of brokers ("Brokers") to sell shares of the above-listed Classes ("Shares"), at the current offering price thereof as described and set forth in the Prospectuses of the Trust, and to render administrative support services to the Trust and its shareholders. In addition, FSC is authorized to select a group of Administrators ("Administrators") to render administrative support services to the Trust and its shareholders of the above-listed Classes.

         2. Administrative support services may include, but are not limited to, the following functions: (1) account openings: the Broker or Administrator communicates account openings via computer terminals located on the Broker or Administrator's premises, through a toll-free telephone number or otherwise; (2) account closings: the Broker or Administrator similarly communicates account closings; (3) purchase transactions: the Broker or Administrator similarly communicates purchase transactions; (4) redemption transactions: the Broker or Administrator similarly communicates redemption transactions; (5) transmittal of funds: the Broker or Administrator wires funds and receives funds for Trust share purchases and redemptions; (6) reconciliation activities: the Broker or Administrator confirms and reconciles all transactions and reviews the activity in the Trust's accounts; (7) training: the Broker or Administrator provides training and supervision of its personnel; (8) interest posting: the Broker or Administrator posts and reinvests dividends and other distributions to shareholders; (9) prospectus and shareholder reports: the Broker or Administrator maintains and distributes current copies of prospectuses, statements of additional information and shareholder reports; (10) advertisements: the Broker or Administrator advertises the availability of its services and products; (11) design services: the Broker or Administrator provides assistance in the design of materials to send to customers and in the development of methods of making such materials accessible to customers; (12) consultation services: the Broker or Administrator provides information about the product needs of customers; and (13) information services: the Broker or Administrator responds to customers' and potential customers' questions about the Trust.

         3. During the term of this Agreement, the Trust may in its discretion, but is not obligated to, pay FSC for services pursuant to this Agreement, a monthly fee computed at an annual rate not to exceed 0.75 of 1% of the average net asset value of the Classes listed above, held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

         4. FSC will enter into separate written agreements with various firms to provide certain of the services in Paragraph One herein. FSC, in its sole discretion, may pay Brokers and Administrators a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

         5. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts paid to the various firms and the purpose for such payments.

         In consideration of the mutual covenants set forth in the Distribution Agreement dated March 9, 1992 between The Biltmore Funds and Federated Securities Corp., The Biltmore Funds executes and delivers this Exhibit on behalf of the Portfolios with respect to the separate Classes thereof first set forth in this Exhibit.

     Witness the due execution hereof this 6th day of June, 1996.



                                       The Biltmore Funds

Attest:/s/ Peter J. Germain            By:/s/ John W. McGonigle

Its: Secretary                         Its: President



                                                FEDERATED SECURITIES CORP.


Attest:/s/ Byron F. Bowman             By:/s/ E C Gonzales

Its: Secretary                         Its:Executive Vice President

                                    EXHIBIT K
                                     to the
                             Distribution Agreement

                               THE WACHOVIA FUNDS

                                 Class A Shares
                                 Class Y Shares
                          Wachovia Growth & Income Fund



         In consideration of the mutual covenants set forth in the Distribution Agreement (the "Agreement") dated March 9, 1992 between The Wachovia Funds and Federated Securities Corp. ("FSC"), The Wachovia Funds executes and delivers this Exhibit on behalf of the Portfolios first set forth in this Exhibit.

         FSC shall retain the initial sales charge, if any, on purchases of shares of the above Portfolios as set forth in The Wachovia Funds' Registration Statement. FSC is authorized to collect the gross proceeds derived from the sale of such shares, remit the net asset value thereof to the applicable Portfolio upon receipt of the proceeds and retain the initial sales charge, if any.

         FSC may reallow any or all of the initial sales charges which it is paid under the Agreement to such brokers and other financial institutions as FSC may from time to time determine.

         Witness the due execution hereof this 4th day of December, 1997.



                                        The Wachovia Funds



                                        By:/s/ Charles L. Davis, Jr.
                                                Vice President




                                        Federated Securities Corp.



                                        By:/s/ Edward C. Gonzales
                                                Executive Vice President

                                                     EXHIBIT L
                                           to the Distribution Agreement

                                                THE WACHOVIA FUNDS

                                                  Class B Shares
                                           Wachovia Growth & Income Fund


         The following provisions are hereby incorporated and made part of the Distribution Agreement dated the 9th day of March, 1992, between The Wachovia Funds and Federated Securities Corp. with respect to the Classes of the Portfolios set forth above:

         1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the Classes. Pursuant to this appointment FSC is authorized to select a group of brokers ("Brokers") to sell shares of the above-listed Classes ("Shares"), at the current offering price thereof as described and set forth in the Prospectuses of the Trust, and to render administrative support services to the Trust and its shareholders. In addition, FSC is authorized to select a group of Administrators ("Administrators") to render administrative support services to the Trust and its shareholders of the above-listed Classes.

         2. Administrative support services may include, but are not limited to, the following functions: (1) account openings: the Broker or Administrator communicates account openings via computer terminals located on the Broker or Administrator's premises, through a toll-free telephone number or otherwise; (2) account closings: the Broker or Administrator similarly communicates account closings; (3) purchase transactions: the Broker or Administrator similarly communicates purchase transactions; (4) redemption transactions: the Broker or Administrator similarly communicates redemption transactions; (5) transmittal of funds: the Broker or Administrator wires funds and receives funds for Trust share purchases and redemptions; (6) reconciliation activities: the Broker or Administrator confirms and reconciles all transactions and reviews the activity in the Trust's accounts; (7) training: the Broker or Administrator provides training and supervision of its personnel; (8) interest posting: the Broker or Administrator posts and reinvests dividends and other distributions to shareholders; (9) prospectus and shareholder reports: the Broker or Administrator maintains and distributes current copies of prospectuses, statements of additional information and shareholder reports; (10) advertisements: the Broker or Administrator advertises the availability of its services and products; (11) design services: the Broker or Administrator provides assistance in the design of materials to send to customers and in the development of methods of making such materials accessible to customers; (12) consultation services: the Broker or Administrator provides information about the product needs of customers; and (13) information services: the Broker or Administrator responds to customers' and potential customers' questions about the Trust.

         3. During the term of this Agreement, the Trust may in its discretion, but is not obligated to, pay FSC for services pursuant to this Agreement, a monthly fee computed at an annual rate not to exceed 0.75 of 1% of the average net asset value of the Classes listed above, held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

         4. FSC will enter into separate written agreements with various firms to provide certain of the services in Paragraph One herein. FSC, in its sole discretion, may pay Brokers and Administrators a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

         5. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts paid to the various firms and the purpose for such payments.

         In consideration of the mutual covenants set forth in the Distribution Agreement dated March 9, 1992 between The Wachovia Funds and Federated Securities Corp., The Wachovia Funds executes and delivers this Exhibit on behalf of the Portfolios with respect to the separate Classes thereof first set forth in this Exhibit.

     Witness the due execution hereof this 4th day of December, 1997.


                               The Wachovia Funds



                               By:/s/ Charles L. Davis, Jr.
                                                           Vice President




                               Federated Securities Corp.



                               By:/s/ Edward C. Gonzales
                                                 Executive Vice President

                                    EXHIBIT M
                                     to the
                             Distribution Agreement

                               THE WACHOVIA FUNDS

                                 Class A Shares
                                 Class Y Shares
                     Wachovia Intermediate Fixed Income Fund



         In consideration of the mutual covenants set forth in the Distribution Agreement (the "Agreement") dated March 9, 1992 between The Wachovia Funds and Federated Securities Corp. ("FSC"), The Wachovia Funds executes and delivers this Exhibit on behalf of the Portfolios first set forth in this Exhibit.

         FSC shall retain the initial sales charge, if any, on purchases of shares of the above Portfolios as set forth in The Wachovia Funds' Registration Statement. FSC is authorized to collect the gross proceeds derived from the sale of such shares, remit the net asset value thereof to the applicable Portfolio upon receipt of the proceeds and retain the initial sales charge, if any.

         FSC may reallow any or all of the initial sales charges which it is paid under the Agreement to such brokers and other financial institutions as FSC may from time to time determine.

         Witness the due execution hereof this 4th day of March, 1998.



                                       The Wachovia Funds



                                       By:./s/ John W. McGonigle
                                       Name:  John W. McGonigle
                                       Title:  President


                                       Federated Securities Corp.



                                       By: /s/ Byron F. Bowman
                                       Name:  Byron F. Bowman
                                       Title:  Vice President

                                    EXHIBIT N
                          to the Distribution Agreement

                               THE WACHOVIA FUNDS

                                 Class B Shares
                     Wachovia Intermediate Fixed Income Fund


         The following provisions are hereby incorporated and made part of the Distribution Agreement dated the 9th day of March, 1992, between The Wachovia Funds and Federated Securities Corp. with respect to the Classes of the Portfolios set forth above:

         1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the Classes. Pursuant to this appointment FSC is authorized to select a group of brokers ("Brokers") to sell shares of the above-listed Classes ("Shares"), at the current offering price thereof as described and set forth in the Prospectuses of the Trust, and to render administrative support services to the Trust and its shareholders. In addition, FSC is authorized to select a group of Administrators ("Administrators") to render administrative support services to the Trust and its shareholders of the above-listed Classes.

         2. Administrative support services may include, but are not limited to, the following functions: (1) account openings: the Broker or Administrator communicates account openings via computer terminals located on the Broker or Administrator's premises, through a toll-free telephone number or otherwise; (2) account closings: the Broker or Administrator similarly communicates account closings; (3) purchase transactions: the Broker or Administrator similarly communicates purchase transactions; (4) redemption transactions: the Broker or Administrator similarly communicates redemption transactions; (5) transmittal of funds: the Broker or Administrator wires funds and receives funds for Trust share purchases and redemptions; (6) reconciliation activities: the Broker or Administrator confirms and reconciles all transactions and reviews the activity in the Trust's accounts; (7) training: the Broker or Administrator provides training and supervision of its personnel; (8) interest posting: the Broker or Administrator posts and reinvests dividends and other distributions to shareholders; (9) prospectus and shareholder reports: the Broker or Administrator maintains and distributes current copies of prospectuses, statements of additional information and shareholder reports; (10) advertisements: the Broker or Administrator advertises the availability of its services and products; (11) design services: the Broker or Administrator provides assistance in the design of materials to send to customers and in the development of methods of making such materials accessible to customers; (12) consultation services: the Broker or Administrator provides information about the product needs of customers; and (13) information services: the Broker or Administrator responds to customers' and potential customers' questions about the Trust.

         3. During the term of this Agreement, the Trust may in its discretion, but is not obligated to, pay FSC for services pursuant to this Agreement, a monthly fee computed at an annual rate not to exceed 0.75 of 1% of the average net asset value of the Classes listed above, held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

         4. FSC will enter into separate written agreements with various firms to provide certain of the services in Paragraph One herein. FSC, in its sole discretion, may pay Brokers and Administrators a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

         5. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts paid to the various firms and the purpose for such payments.

         In consideration of the mutual covenants set forth in the Distribution Agreement dated March 9, 1992 between The Wachovia Funds and Federated Securities Corp., The Wachovia Funds executes and delivers this Exhibit on behalf of the Portfolios with respect to the separate Classes thereof first set forth in this Exhibit.

         Witness the due execution hereof this 4th day of March, 1998.



                                    The Wachovia Funds



                                    By:./s/ John W. McGonigle
                                    Name:  John W. McGonigle
                                    Title:  President


                                    Federated Securities Corp.



                                    By: /s/ Byron F. Bowman
                                    Name:  Byron F. Bowman
                                    Title:  Vice President

                                    EXHIBIT O
                                     to the
                             Distribution Agreement

                               THE WACHOVIA FUNDS

                                 Class A Shares
                                 Class Y Shares
                          Wachovia Personal Equity Fund



         In consideration of the mutual covenants set forth in the Distribution Agreement (the "Agreement") dated March 9, 1992 between The Wachovia Funds and Federated Securities Corp. ("FSC"), The Wachovia Funds executes and delivers this Exhibit on behalf of the Portfolios first set forth in this Exhibit.

         FSC shall retain the initial sales charge, if any, on purchases of shares of the above Portfolios as set forth in The Wachovia Funds' Registration Statement. FSC is authorized to collect the gross proceeds derived from the sale of such shares, remit the net asset value thereof to the applicable Portfolio upon receipt of the proceeds and retain the initial sales charge, if any.

         FSC may reallow any or all of the initial sales charges which it is paid under the Agreement to such brokers and other financial institutions as FSC may from time to time determine.

         Witness the due execution hereof this 1st day of July, 1999.



                          The Wachovia Funds



                          By:./s/ Charles L. Davis, Jr.
                          Name:  Charles L. Davis, Jr.
                          Title:  Vice President


                          Federated Securities Corp.



                          By:  /s/ David M. Taylor
                          Name:  David M. Taylor
                          Title:  Executive Vice President

                                    EXHIBIT P
                          to the Distribution Agreement

                               THE WACHOVIA FUNDS

                                 Class B Shares
                          Wachovia Personal Equity Fund


         The following provisions are hereby incorporated and made part of the Distribution Agreement dated the 9th day of March, 1992, between The Wachovia Funds and Federated Securities Corp. with respect to the Classes of the Portfolios set forth above:

         1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the Classes. Pursuant to this appointment FSC is authorized to select a group of brokers ("Brokers") to sell shares of the above-listed Classes ("Shares"), at the current offering price thereof as described and set forth in the Prospectuses of the Trust, and to render administrative support services to the Trust and its shareholders. In addition, FSC is authorized to select a group of Administrators ("Administrators") to render administrative support services to the Trust and its shareholders of the above-listed Classes.

         2. Administrative support services may include, but are not limited to, the following functions: (1) account openings: the Broker or Administrator communicates account openings via computer terminals located on the Broker or Administrator's premises, through a toll-free telephone number or otherwise; (2) account closings: the Broker or Administrator similarly communicates account closings; (3) purchase transactions: the Broker or Administrator similarly communicates purchase transactions; (4) redemption transactions: the Broker or Administrator similarly communicates redemption transactions; (5) transmittal of funds: the Broker or Administrator wires funds and receives funds for Trust share purchases and redemptions; (6) reconciliation activities: the Broker or Administrator confirms and reconciles all transactions and reviews the activity in the Trust's accounts; (7) training: the Broker or Administrator provides training and supervision of its personnel; (8) interest posting: the Broker or Administrator posts and reinvests dividends and other distributions to shareholders; (9) prospectus and shareholder reports: the Broker or Administrator maintains and distributes current copies of prospectuses, statements of additional information and shareholder reports; (10) advertisements: the Broker or Administrator advertises the availability of its services and products; (11) design services: the Broker or Administrator provides assistance in the design of materials to send to customers and in the development of methods of making such materials accessible to customers; (12) consultation services: the Broker or Administrator provides information about the product needs of customers; and (13) information services: the Broker or Administrator responds to customers' and potential customers' questions about the Trust.

         3. During the term of this Agreement, the Trust may in its discretion, but is not obligated to, pay FSC for services pursuant to this Agreement, a monthly fee computed at an annual rate not to exceed 0.75 of 1% of the average net asset value of the Classes listed above, held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

         4. FSC will enter into separate written agreements with various firms to provide certain of the services in Paragraph One herein. FSC, in its sole discretion, may pay Brokers and Administrators a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

         5. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts paid to the various firms and the purpose for such payments.

         In consideration of the mutual covenants set forth in the Distribution Agreement dated March 9, 1992 between The Wachovia Funds and Federated Securities Corp., The Wachovia Funds executes and delivers this Exhibit on behalf of the Portfolios with respect to the separate Classes thereof first set forth in this Exhibit.

         Witness the due execution hereof this 1st day of July, 1999.



                                    The Wachovia Funds



                                    By:./s/ Charles L. Davis, Jr.
                                    Name:  Charles L. Davis, Jr.
                                    Title:  Vice President


                                    Federated Securities Corp.



                                    By:  /s/ David M. Taylor
                                    Name:  David M. Taylor
                                    Title:  Executive Vice President

                                    EXHIBIT Q
                                     to the
                             Distribution Agreement

                               THE WACHOVIA FUNDS

                                 Class A Shares
                                 Class Y Shares
                         Wachovia Executive Equity Fund



         In consideration of the mutual covenants set forth in the Distribution Agreement (the "Agreement") dated March 9, 1992 between The Wachovia Funds and Federated Securities Corp. ("FSC"), The Wachovia Funds executes and delivers this Exhibit on behalf of the Portfolios first set forth in this Exhibit.

         FSC shall retain the initial sales charge, if any, on purchases of shares of the above Portfolios as set forth in The Wachovia Funds' Registration Statement. FSC is authorized to collect the gross proceeds derived from the sale of such shares, remit the net asset value thereof to the applicable Portfolio upon receipt of the proceeds and retain the initial sales charge, if any.

         FSC may reallow any or all of the initial sales charges which it is paid under the Agreement to such brokers and other financial institutions as FSC may from time to time determine.

         Witness the due execution hereof this 3rd day of June, 1999.



                                  The Wachovia Funds


                                  By:./s/ Charles L. Davis, Jr.
                                  Name:  Charles L. Davis, Jr.
                                  Title:  Vice President


                                  Federated Securities Corp.


                                  By:  /s/ David M. Taylor
                                  Name:  David M. Taylor
                                  Title:  Executive Vice President

                                    EXHIBIT R
                          to the Distribution Agreement

                               THE WACHOVIA FUNDS

                                 Class B Shares
                         Wachovia Executive Equity Fund


         The following provisions are hereby incorporated and made part of the Distribution Agreement dated the 9th day of March, 1992, between The Wachovia Funds and Federated Securities Corp. with respect to the Classes of the Portfolios set forth above:

         1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the Classes. Pursuant to this appointment FSC is authorized to select a group of brokers ("Brokers") to sell shares of the above-listed Classes ("Shares"), at the current offering price thereof as described and set forth in the Prospectuses of the Trust, and to render administrative support services to the Trust and its shareholders. In addition, FSC is authorized to select a group of Administrators ("Administrators") to render administrative support services to the Trust and its shareholders of the above-listed Classes.

         2. Administrative support services may include, but are not limited to, the following functions: (1) account openings: the Broker or Administrator communicates account openings via computer terminals located on the Broker or Administrator's premises, through a toll-free telephone number or otherwise; (2) account closings: the Broker or Administrator similarly communicates account closings; (3) purchase transactions: the Broker or Administrator similarly communicates purchase transactions; (4) redemption transactions: the Broker or Administrator similarly communicates redemption transactions; (5) transmittal of funds: the Broker or Administrator wires funds and receives funds for Trust share purchases and redemptions; (6) reconciliation activities: the Broker or Administrator confirms and reconciles all transactions and reviews the activity in the Trust's accounts; (7) training: the Broker or Administrator provides training and supervision of its personnel; (8) interest posting: the Broker or Administrator posts and reinvests dividends and other distributions to shareholders; (9) prospectus and shareholder reports: the Broker or Administrator maintains and distributes current copies of prospectuses, statements of additional information and shareholder reports; (10) advertisements: the Broker or Administrator advertises the availability of its services and products; (11) design services: the Broker or Administrator provides assistance in the design of materials to send to customers and in the development of methods of making such materials accessible to customers; (12) consultation services: the Broker or Administrator provides information about the product needs of customers; and (13) information services: the Broker or Administrator responds to customers' and potential customers' questions about the Trust.

         3. During the term of this Agreement, the Trust may in its discretion, but is not obligated to, pay FSC for services pursuant to this Agreement, a monthly fee computed at an annual rate not to exceed 0.75 of 1% of the average net asset value of the Classes listed above, held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

         4. FSC will enter into separate written agreements with various firms to provide certain of the services in Paragraph One herein. FSC, in its sole discretion, may pay Brokers and Administrators a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

         5. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts paid to the various firms and the purpose for such payments.

         In consideration of the mutual covenants set forth in the Distribution Agreement dated March 9, 1992 between The Wachovia Funds and Federated Securities Corp., The Wachovia Funds executes and delivers this Exhibit on behalf of the Portfolios with respect to the separate Classes thereof first set forth in this Exhibit.

         Witness the due execution hereof this 3rd day of June, 1999.

                                    The Wachovia Funds


                                    By:./s/ Charles L. Davis, Jr.
                                    Name:  Charles L. Davis, Jr.
                                    Title:  Vice President


                                    Federated Securities Corp.


                                    By:  /s/ David M. Taylor
                                    Name:  David M. Taylor
                                    Title:  Executive Vice President

                                    EXHIBIT S
                                     to the
                             Distribution Agreement

                               THE WACHOVIA FUNDS

                                 Class A Shares
                                 Class Y Shares
                      Wachovia Executive Fixed Income Fund



         In consideration of the mutual covenants set forth in the Distribution Agreement (the "Agreement") dated March 9, 1992 between The Wachovia Funds and Federated Securities Corp. ("FSC"), The Wachovia Funds executes and delivers this Exhibit on behalf of the Portfolios first set forth in this Exhibit.

         FSC shall retain the initial sales charge, if any, on purchases of shares of the above Portfolios as set forth in The Wachovia Funds' Registration Statement. FSC is authorized to collect the gross proceeds derived from the sale of such shares, remit the net asset value thereof to the applicable Portfolio upon receipt of the proceeds and retain the initial sales charge, if any.

         FSC may reallow any or all of the initial sales charges which it is paid under the Agreement to such brokers and other financial institutions as FSC may from time to time determine.

         Witness the due execution hereof this 3rd day of June, 1999.

                          The Wachovia Funds


                          By:./s/ Charles L. Davis, Jr.
                          Name:  Charles L. Davis, Jr.
                          Title:  Vice President


                          Federated Securities Corp.


                          By:  /s/ David M. Taylor
                          Name:  David M. Taylor
                          Title:  Executive Vice President

                                    EXHIBIT T
                          to the Distribution Agreement

                               THE WACHOVIA FUNDS

                                 Class B Shares
                      Wachovia Executive Fixed Income Fund


         The following provisions are hereby incorporated and made part of the Distribution Agreement dated the 9th day of March, 1992, between The Wachovia Funds and Federated Securities Corp. with respect to the Classes of the Portfolios set forth above:

         1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the Classes. Pursuant to this appointment FSC is authorized to select a group of brokers ("Brokers") to sell shares of the above-listed Classes ("Shares"), at the current offering price thereof as described and set forth in the Prospectuses of the Trust, and to render administrative support services to the Trust and its shareholders. In addition, FSC is authorized to select a group of Administrators ("Administrators") to render administrative support services to the Trust and its shareholders of the above-listed Classes.

         2. Administrative support services may include, but are not limited to, the following functions: (1) account openings: the Broker or Administrator communicates account openings via computer terminals located on the Broker or Administrator's premises, through a toll-free telephone number or otherwise; (2) account closings: the Broker or Administrator similarly communicates account closings; (3) purchase transactions: the Broker or Administrator similarly communicates purchase transactions; (4) redemption transactions: the Broker or Administrator similarly communicates redemption transactions; (5) transmittal of funds: the Broker or Administrator wires funds and receives funds for Trust share purchases and redemptions; (6) reconciliation activities: the Broker or Administrator confirms and reconciles all transactions and reviews the activity in the Trust's accounts; (7) training: the Broker or Administrator provides training and supervision of its personnel; (8) interest posting: the Broker or Administrator posts and reinvests dividends and other distributions to shareholders; (9) prospectus and shareholder reports: the Broker or Administrator maintains and distributes current copies of prospectuses, statements of additional information and shareholder reports; (10) advertisements: the Broker or Administrator advertises the availability of its services and products; (11) design services: the Broker or Administrator provides assistance in the design of materials to send to customers and in the development of methods of making such materials accessible to customers; (12) consultation services: the Broker or Administrator provides information about the product needs of customers; and (13) information services: the Broker or Administrator responds to customers' and potential customers' questions about the Trust.

         3. During the term of this Agreement, the Trust may in its discretion, but is not obligated to, pay FSC for services pursuant to this Agreement, a monthly fee computed at an annual rate not to exceed 0.75 of 1% of the average net asset value of the Classes listed above, held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

         4. FSC will enter into separate written agreements with various firms to provide certain of the services in Paragraph One herein. FSC, in its sole discretion, may pay Brokers and Administrators a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

         5. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts paid to the various firms and the purpose for such payments.

         In consideration of the mutual covenants set forth in the Distribution Agreement dated March 9, 1992 between The Wachovia Funds and Federated Securities Corp., The Wachovia Funds executes and delivers this Exhibit on behalf of the Portfolios with respect to the separate Classes thereof first set forth in this Exhibit.

         Witness the due execution hereof this 3rd day of June, 1999.



                                The Wachovia Funds


                                By:./s/ Charles L. Davis, Jr.
                                Name:  Charles L. Davis, Jr.
                                Title:  Vice President


                                Federated Securities Corp.


                                By:  /s/ David M. Taylor
                                Name:  David M. Taylor
                                Title:  Executive Vice President